UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2021

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street

Suite 250

Houston, Texas 77058

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2021, Vertex Energy, Inc. (the “Company”, “we” and “us”), entered into a Series B Preferred Stock Exchange Agreement (the “Exchange Agreement”) with Carrhae & Co FBO Wasatch Micro Cap Value Fund (the “Holder”). Pursuant to the Exchange Agreement, the Holder agreed to exchange 708,547 shares of the Series B Preferred Stock of the Company which it held (the “Series B Shares”), which had an aggregate liquidation preference of $2,196,496 ($3.10 per share), for 1,098,248 shares of the Company’s common stock (based on an exchange ratio of one share of common stock for each $2.00 of liquidation preference of Series B Preferred Stock exchanged).

The Series B Shares are in the process of being returned to the Company and cancelled in consideration for the issuance of the 1,098,248 shares of common stock (which will be issued upon the return and cancellation of the Series B Shares). The Exchange Agreement included customary representations and warranties of the parties.

The foregoing summary description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 1.01, which information is incorporated by reference into this Item 3.02 by reference in its entirety, on March 1, 2021, the Company entered into the Exchange Agreement with the Holder, pursuant to which the Holder exchanged 708,547 shares of the Series B Preferred Stock of the Company for 1,098,248 shares of the Company’s common stock. We plan to claim an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), for such issuance, as the securities were exchanged by us with our existing security holder in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1#	Series B Preferred Stock Exchange Agreement dated March 1, 2021, by and between Vertex Energy, Inc. and Carrhae & Co FBO Wasatch Micro Cap Value Fund

# Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Vertex Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: March 5, 2021	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer